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                                                                    Exhibit 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Martin F. Roper, President and Chief Executive Officer of The Boston Beer Company, Inc. (the Company), certify that:

     1. the Quarterly Report on Form 10-Q of the Company to which this certification is an exhibit for the quarter ended June 29, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 29, 2002 and for the period then ended.


/s/ Martin F. Roper
-----------------------------
Martin F. Roper
President and Chief Executive
Officer
August 13, 2002